[IVY MANAGEMENT, INC. LETTERHEAD]

                               IVY SHORT-TERM BOND FUND
                              Via Mizner Financial Plaza
                              700 South Federal Highway
                              Boca Raton, Florida  33432


          Dear Shareholder:

               You are cordially invited to attend a Special Meeting of Shareholders of Ivy Short-Term Bond Fund ("ISTBF"), a series of the Ivy Fund, to be held on November 15, 1996 at 10:00 a.m. Eastern Time at the offices of ISTBF, for the purpose of considering and voting upon a proposed Agreement and Plan of Reorganization for ISTBF (the "Plan").

               If the Plan is approved by the shareholders of ISTBF, all or substantially all of the assets and all identified and stated liabilities of ISTBF will be exchanged for shares of beneficial interest of The Tocqueville Government Fund ("TGF") having an aggregate net asset value equal to the value of ISTBF's aggregate net assets transferred to TGF. In the reorganization, you will receive Class A shares of TGF having a net asset value equal to the value of your Class A or Class B shares.

               TGF is a separate series of The Tocqueville Trust, an open-end diversified management investment company located in New York, New York. Tocqueville Asset Management L.P. ("TAM") serves as the investment adviser to TGF, the other four series of The Tocqueville Trust, as well as to private clients and select institutions. As of June 30, 1996, TAM had total assets under management of approximately $435 million.

               The investment objectives of ISTBF and TGF are similar in that both seek to provide shareholders with a high level of current income consistent with the maintenance of principal. Shareholders should carefully consider, however, both the similarities and the differences between the investment objectives, policies and restrictions of the two Funds. These similarities and differences, as well as other important information concerning the proposed combination of the Funds, are described in detail in the Proxy Statement/Prospectus, which you are encouraged to review carefully.

               THE BOARD OF TRUSTEES OF IVY FUND UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN. Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of ISTBF. We urge you to take the time to consider this important matter and vote now. Whether or not you expect to attend the meeting, please sign and promptly return the enclosed proxy in the enclosed postage-prepaid envelope. Your prompt response will insure that your shares are counted at the meeting.













                                        Sincerely,



                                        Michael G. Landry
                                        President of Ivy Fund




























































                               IVY SHORT-TERM BOND FUND
                            A Separately Managed Series of
                                       IVY FUND
                              Via Mizner Financial Plaza
                              700 South Federal Highway
                              Boca Raton, Florida  33432
                             ___________________________

                      Notice of Special Meeting of Shareholders
                             to be held November 15, 1996
                             ___________________________

          October 22, 1996
          To the Shareholders of Ivy Short-Term Bond Fund:

          NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Ivy Short-Term Bond Fund (the "ISTBF"), a separately managed series of Ivy Fund, will be held at 10:00 a.m. Eastern Time, on November 15, 1996 at the offices of ISTBF, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432. The purpose of the special meeting is as follows:

               1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of substantially all of the assets and the assumption of all identified and stated liabilities of ISTBF as of the closing of the reorganization by The Tocqueville Government Fund ("TGF"), in exchange for shares of beneficial interest of TGF having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of ISTBF and (b) the complete liquidation of ISTBF and the pro rata distribution of TGF shares to shareholders of ISTBF. Under the Plan, ISTBF's shareholders will receive Class A shares of TGF having a net asset value equal as of the effective time of the Plan to the net asset value of their Class A and Class B shares of ISTBF.

               2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

               Even if ISTBF's shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization -- Plan of
          Reorganization" in the attached Proxy Statement/Prospectus.

               THE BOARD OF TRUSTEES OF IVY FUND UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

               The close of business on September 27, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

               WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement/Prospectus in the section "Voting Information."

                                        By Order of the Board of Trustees,

                                        C. WILLIAM FERRIS, Secretary






















































                              PROXY STATEMENT/PROSPECTUS
                                   October 22, 1996

                     Relating to the acquisition of the assets of

                               IVY SHORT-TERM BOND FUND
                               a separate portfolio of
                                       IVY FUND
                              Via Mizner Financial Plaza
                              700 South Federal Highway
                              Boca Raton, Florida 33432
                                    (800) 777-6472

                           by and in exchange for shares of

                           THE TOCQUEVILLE GOVERNMENT FUND
                               a separate portfolio of
                                THE TOCQUEVILLE TRUST
                                    1675 Broadway
                               New York, New York 10019
                                    (800) 697-3863

               This Proxy Statement/Prospectus is being furnished to the shareholders of Ivy Short-Term Bond Fund ("ISTBF"), a separate portfolio of Ivy Fund, in connection with a special meeting of shareholders of ISTBF to be held at the offices of ISTBF on November 15, 1996 for the purpose of voting on a proposed reorganization in which all or substantially all of the assets of ISTBF would be acquired by The Tocqueville Government Fund ("TGF"), a separate portfolio of The Tocqueville Trust, in exchange solely for TGF shares and the assumption by TGF of all identified and stated liabilities of ISTBF as of the closing date (the "Reorganization"). Following the Reorganization, ISTBF would be completely liquidated. ISTBF and TGF are sometimes referred to herein collectively as the "Funds" or individually as a "Fund."

               This Proxy Statement/Prospectus is first being mailed to shareholders of ISTBF on or about October 22, 1996. Information concerning the voting rights of each Fund shareholder is set forth under the caption "Voting Information," below. Representatives of Ivy Management, Inc. (the investment adviser and manager of ISTBF) or of its affiliates may, without cost to ISTBF, solicit proxies for management of ISTBF by means of mail, telephone or personal calls. In addition, the services of a third-party proxy solicitation firm may be used, with any such firm's expenses to be borne by TGF, or in certain circumstances by Ivy Management Inc.

               As a result of the transactions contemplated by the Reorganization, each shareholder of ISTBF will receive that number of full and fractional TGF--Class A shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class A and Class B shares of ISTBF held as of immediately after the close of business on the business day next preceding the closing date of the Reorganization (the "Closing"). No sales charge will be imposed in connection with the issuance of TGF--Class A shares to the Class A and Class B shareholders of ISTBF pursuant to the Reorganization. The Reorganization is being structured as a tax-free reorganization so that no income, gain or loss will be recognized by ISTBF or its shareholders as a result thereof (except that ISTBF contemplates that it will make a distribution immediately prior to the Reorganization of all of its current year net tax-exempt income, ordinary taxable income and net realized capital gains, if any, not previously distributed, which distribution will be taxable to ISTBF shareholders subject to taxation).

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               This Proxy Statement/Prospectus sets forth concisely certain information about TGF that a prospective investor should know before voting on the proposed Reorganization, and should be retained for future reference. For a detailed discussion of the investment objectives and restrictions, operations, policies, investment risks and other information relating to the Funds, see
          (i) the prospectus for ISTBF dated April 30, 1996 (available upon request and without charge by calling ISTBF's transfer agent at
          (800) 777-6472), and (ii) the prospectus for TGF dated February 28, 1996, as supplemented on June 20, 1996, and on July 31, 1996 which is included herewith and is incorporated by reference herein. A Statement of Additional Information dated October 10, 1996 containing additional information about the Reorganization and the parties thereto (the "SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Proxy Statement/Prospectus.
          A copy of the SAI is available upon request and without charge by writing to TGF at the address provided above or by calling The Tocqueville Trust at (800) 697-3863. Shareholders may call the same number for any other information regarding the Funds.

               TGF is an open-end, diversified management investment company whose investment objective is to provide high current income consistent with the maintenance of principal and liquidity through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government. In pursuit of its objective, TGF intends to invest at least 65% of its assets in short and intermediate-term securities backed by the full faith and credit of the U.S.












          Government. Also, at least 50% of TGF's assets will be invested in U.S. Treasury bills, notes and bonds. The dollar-weighted average maturity of TGF is expected to range from 0 to 12 years.

               The investment objectives, policies and restrictions of TGF (and, consequently, the risks of investing in it) are similar to those of ISTBF, but differ in certain respects. A comparative discussion of these differences is contained below under the caption "Investment Objectives, Policies and Restrictions."


























































                                  TABLE OF CONTENTS

                                                                       PAGE

          SYNOPSIS  . . . . . . . . . . . . . . . . . . . . . . . . . .   1

          RISK CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . .   6

          COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
               RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . .   8

          INFORMATION ABOUT THE REORGANIZATION  . . . . . . . . . . . .  13

          PERFORMANCE INFORMATION AND CAPITALIZATION  . . . . . . . . .  16

          COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS . . . . . . . .  17

          INFORMATION ABOUT THE FUNDS . . . . . . . . . . . . . . . . .  17

          VOTING INFORMATION  . . . . . . . . . . . . . . . . . . . . .  18













































                                       SYNOPSIS

               This summary, which contains certain information pertaining to the Reorganization, is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus, the prospectus for TGF, which is attached hereto as Exhibit B and is incorporated by reference herein, the prospectus for ISTBF, which is incorporated by reference herein, and the Agreement and Plan of Reorganization, which is attached to this Proxy Statement/Prospectus as Exhibit A.

          THE PROPOSED REORGANIZATION

               The Board of Trustees of Ivy Fund, including the Trustees who are not "interested persons" of Ivy Fund (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of ISTBF, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all or substantially all of the assets of ISTBF by TGF, in exchange solely for TGF--Class A shares and the assumption by TGF of all identified and stated liabilities of ISTBF as of the closing. In connection with the Reorganization, TGF--Class A shares will be distributed to Class A and Class B shareholders of ISTBF, and ISTBF would be completely liquidated. Each shareholder of ISTBF would cease to be a shareholder of ISTBF and would receive that number of full and fractional TGF--Class A shares having a net asset value equal to the net asset value of the Class A and Class B shares of ISTBF owned by the shareholder. The aggregate net asset value of TGF-- Class A shares to be credited to shareholders of ISTBF shall be equal to the aggregate net asset value of the Class A and Class B shares of ISTBF as of immediately after the close of business on the business day next preceding the Closing. No sales charge would be imposed in connection with the issuance of TGF--Class A shares to shareholders of ISTBF pursuant to the Reorganization.

               For the reasons set forth below under "Information about the Reorganization," the Trustees of Ivy Fund, including the Independent Trustees, have unanimously concluded that the Reorganization is in the best interests of ISTBF and its share-holders and that the interests of existing shareholders of ISTBF would not be diluted as a result of the transactions contemplated by the Reorganization, and therefore has submitted the Reorganization for approval by shareholders of ISTBF at a Special Meeting of Shareholders to be held on November 15, 1996 (the "Meeting")(see "Voting Information," below). THE BOARD OF TRUSTEES OF IVY FUND, ON BEHALF OF ISTBF, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN EFFECTING THE REORGANIZATION.

               Approval of the Reorganization with respect to ISTBF requires the affirmative vote of a majority of all of the votes entitled to be cast at the special meeting of shareholders of ISTBF. ISTBF will not bear any of the costs and expenses of the Reorganization.












          TAX CONSEQUENCES

               As a condition to closing, the Funds will obtain an opinion from the law firm Dechert Price & Rhoads, based on certain facts, assumptions and representations it shall have received from the Funds, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. (See "Federal Income Tax Consequences" under "Information About the Reorganization.")

          DIVIDEND POLICY

               In general, both of the Funds automatically reinvest income, dividends and capital gains distributions in additional shares unless a shareholder elects to receive dividends and distributions in cash or by some other payment method. Following the Reorganization, dividends and distributions paid with respect to TGF--Class A shares will continue to be reinvested according to TGF's dividend policy, as follows: TGF declares and pays dividends monthly, and distributes net capital gains (if any) annually. Dividends and distributions of TGF--Class A shares may be reinvested in Class A shares at net asset value without an additional sales charge, or received in cash.

          INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

               The investment objective of ISTBF is to provide a high level of current income consistent with a high degree of principal stability through investing primarily in short-term U.S. Government securities (i.e., those maturing in 3 years or less), including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies or instrumentalities of the U.S. Government. The principal investment objective of TGF is to provide high current income consistent with the maintenance of principal and liquidity through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government. There can be no assurance that either fund will achieve its investment objective.

               The Funds' investment policies and restrictions are compared under the caption "Comparison of Investment Objectives, Policies and Restrictions," below. Although the investment objectives, policies and restrictions of the Funds (and any attendant investment risks) are similar, there are significant differences between ISTBF and TGF about which shareholders of ISTBF should be aware before voting on the proposed Reorganization.

          FUND ORGANIZATION AND MANAGEMENT

               Both of the Funds are open-end, diversified management investment companies registered under the 1940 Act. ISTBF results from a reorganization of Mackenzie Short-Term U.S.













          Government Securities Fund, which was approved by shareholders on December 30, 1994.

               Ivy Management, Inc. ("IMI"), Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432, a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"), provides business management and investment advisory services to ISTBF. Ivy Mackenzie Distributors, Inc. ("IMDI"), Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432, also a wholly owned subsidiary of MIMI, distributes ISTBF's shares. Ivy Mackenzie Services Corp. ("IMSC") serves as transfer and dividend-paying agent and provides various shareholder and shareholder-related services for ISTBF. MIMI provides certain administrative, fund accounting and pricing services for ISTBF. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), Toronto, Ontario, Canada.

               Tocqueville Asset Management L.P. ("TAM"), 1675 Broadway, New York, New York 10019, acts as investment adviser to TGF under a separate investment advisory agreement (the "Agreement"). The Agreement provides that TAM identify and analyze possible investments for TGF, determine the amount and timing of such investments, and the form of investment. TAM has the responsibility of monitoring and reviewing TGF's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is TAM's responsibility to cause the purchase and sale of securities in TGF's portfolio, subject at all times to the policies set forth by The Tocqueville Trust's Board of Trustees. In addition, TAM also provides certain administrative and managerial services to TGF. TAM is an affiliate of Tocqueville Securities L.P., TGF's distributor. Transfer and dividend-paying agent functions for TGF have been delegated to and are being performed by Boston Financial Data Services, Inc., an affiliate of State Street Bank and Trust Company.

          FEES AND EXPENSES

               ISTBF: ISTBF pays IMI a monthly fee for business management and investment advisory services at the annual rate of 0.60% of ISTBF's average daily net assets. During the fiscal year ended December 31, 1995, IMI was paid fees of $42,049 from ISTBF. During the fiscal years ended June 30, 1993 and June 30, 1994 and the six-month period ended December 31, 1994, MIMI, as investment adviser to ISTBF when it was a series of The Mackenzie Funds Inc., received fees of $191,454, $171,829 and $32,313, respectively, from ISTBF.

               ISTBF has adopted pursuant to Rule 12b-1 under the 1940 Act separate distribution plans pertaining to its Class A and Class B shares (each, a "Plan"). Under ISTBF's Class A Plan, ISTBF pays IMDI a service fee up to an amount equal on an annual basis to 0.25% of the average daily net asset value of ISTBF's outstanding Class A shares. Under ISTBF's Class B Plan, ISTBF pays IMDI a service/distribution fee at an annual rate of up to 0.75% of the average daily net assets attributable to ISTBF's Class B shares, of which up to 0.25% constitutes a service fee. During the fiscal year ended December 31, 1995, IMDI was paid $17,428 and $299, respectively, pursuant to ISTBF's Class A and Class B Plans.

               For transfer agency and shareholder services, ISTBF pays IMSC an annual fee of $20.75 per open Class A and Class B account, payable in equal monthly installments. ISTBF also pays IMSC $4.36 for each account that is closed, and reimburses IMSC monthly for out-of-pocket expenses. For the fiscal year ended December 31, 1995, the fees and expenses paid to IMSC totaled $13,645.

               The administrative service fees payable to MIMI during the fiscal year ended December 31, 1995 totaled $7,008. For fund accounting and pricing services provided to ISTBF by MIMI during the fiscal year ended December 31, 1995, ISTBF paid MIMI $22,290.

               TGF: TAM receives a fee from TGF, payable monthly, for the performance of its services at an annual rate of 0.50% of the first $500 million of TGF's average daily net assets, 0.40% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.30% of the average daily net assets over $1 billion. For the period August 14, 1995 to October 31, 1995, TGF paid advisory fees to TAM of $0, because TAM waived its advisory fee. If TAM had not waived its fee, TGF would have paid advisory fees to TAM of $3,453.

               TGF has adopted a Rule 12b-1 distribution plan pertaining to its Class A shares under which TGF may incur distribution expenses related to the sale of Class A shares of up to 0.25% per annum of TGF's average daily net assets. TGF did not pay distribution expenses for Class A shares for the period August 14, 1995 to October 31, 1995.

          ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):[1]

               A table comparing the annual fund operating expenses for the Class A and Class B shares of ISTBF with the annual fund operating expenses for TGF--Class A and the Combined Fund--Class A, had the Reorganization been consummated, is provided below:

                                     Ivy         Ivy         Combined
                        Tocqueville  Short-Term  Short-Term  (pro forma)[5]
                        Class A      Class A     Class B     Class A

          Management
            Fees  . .    .50%         .00%[2]     .00%[2]     .25%[6]

          12b-1 Service
            Fees  . .    .25%         .25%        .75%        .25%













          Other
            Expenses     .50%[3]      .68%        .68%        .50%[6]
          _________________________________________________________________

          Total Fund
            Operating
            Expenses    1.25%[3]      .93%[4]    1.43%[4]    1.00%[6]


          [1] The percentages in the table expressing annual fund operating expenses are based on (i) estimated expenses for the year ended October 31, 1996, in the case of TGF, and
               (ii) amounts incurred during the fiscal year ended December 31, 1995, in the case of ISTBF.

          [2] After expense reimbursements. Without expense reimbursements, management fees for both classes of ISTBF would have been .60%.

          [3] After fee waivers. Other expenses include legal fees, accounting fees, transfer agent fees, custodial fees and the administrative services fee. The administrative services fee is accrued at an annual rate equal to .15% of average daily net assets which is currently being waived. If the adviser had not agreed to waive the administrative services fee, management fees would have been .50%, other expenses would have been .65% and total fund operating expenses would have been 1.40%.

          [4] After expense reimbursements. The voluntary portion of ISTBF's expense reimbursement may be revised or terminated at any time, at which time ISTBF's expenses would increase. If the adviser had not agreed to the expense reimbursements, management fees would have been .60%, other expenses would have been 2.42% and total fund operating expenses for Class A and Class B of ISTBF (including 12b-1 fees) would have been 3.27% and 3.77%, respectively.

          [5] Both Class A and Class B shares of ISTBF will become Class A shares of TGF after the Reorganization.

          [6] After fee waivers and/or expense reimbursements. Under the Agreement, TGF's operating expense ratio will be capped at 1.00% for at least the first three years following the Reorganization. If the Adviser had not agreed to the fee waivers and/or expense reimbursements, management fees would be .50%, other expenses would be 1.47% and total fund operating expenses would be 1.97%.

               TGF--Class A shares are charged a maximum front-end sales load of 4.00%, while Class A shares of ISTBF are charged a maximum front-end sales load of 3.00%. After the Reorganization, former shareholders of ISTBF will not pay a front-end or deferred sales load for new purchases of TGF--Class A shares.












                             FINANCIAL HIGHLIGHTS FOR TGF

               The following is selected financial highlights for Class A shares and Class B shares of TGF. The following information from August 14, 1995 (inception of TGF) through October 31, 1995 has been audited by McGladrey & Pullen, LLP, independent accountants. The following information for Class A shares and Class B shares of TGF for the six month period ended April 30, 1996 is unaudited. The information presented below should be read in conjunction with the financial statements and notes thereto, which appear in the 1995 Annual Report to Shareholders and the April 30, 1996 Semi-Annual Report to Shareholders, each of which is incorporated by reference in the Statement of Additional Information to this Proxy/Prospectus.

                                   (UNAUDITED)
                                   CLASS A   CLASS B   CLASS A   CLASS B
                                   --------  --------  --------  --------
                                   FOR THE             PERIOD FROM
          PER SHARE OPERATING      SIX MONTHS          AUGUST 14, 1995
          PERFORMANCE (FOR         ENDED               TO
          A SHARE OUTSTANDING      APRIL 30, 1996      OCTOBER 31, 1995
          THROUGHOUT THE PERIOD)   ---------------     --------------------

          Net asset value,
           beginning of period     $10.05    $10.05    $10.00    $ 9.97
                                   ------    ------    ------    ------
          Income from investment
           operations:
          Net investment income
           (loss)(a)(b)            0.25(a)   0.23(b)   0.05(e)   0.04
          Net realized and
           unrealized gain         (0.12)    (0.12)    0.05      0.08
                                   ------    ------    --------  --------
          Total from investment
           operations              0.13      0.11      0.10      0.12
                                   ------    ------    --------  --------
          Less distributions
          Dividends from net
           investment income       (0.22)    (0.19)    (0.05)    (0.04)
          Distributions from net
           realized gains          --        --        --        --
                                   ------    ------    --------  --------
          Total distributions      (0.22)    (0.19)    (0.05)    (0.04)
                                   ------    ------    --------  --------
          Change in net asset
           value for the period    (0.09)    (0.08)    0.05      0.08
                                   ------    ------    --------  --------
          Net asset value, end
           of period               $ 9.96    $ 9.97    $10.05    $10.05
                                   ------    ------    --------  --------
          Total Return (c)(d)      1.25%(a)  1.08%(b)  6.26%*    8.42%*
          RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period












           (000 for Class A)       $9,194    $205      $6,506    $201
          Ratio of average net
           assets of:
           Expenses                1.53%*(a) 1.53%*(b) 2.74%*(e) --
           Net investment income   4.27%*(a) 4.27%*(b) 3.08%*(e) --
          Portfolio turnover rate  141%*     -- %      0.00%     --

          --------
          (a) Net of fees waived amounting to 0.90% of average net assets for the period ended April 30, 1996.
          (b) Net of fees waived amounting to 1.40% of average net assets for the period ended April 30, 1996.
          (c) Does not include maximum sales charge of 4% for Class A shares.
          (d) Does not include contingent deferred sales charge for Class B shares. Not annualized.
          (e) Net of fees waived amounting to 0.77% of average net assets for the period ended October 31, 1995.

           * Annualized.














































          PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

          SALES CHARGES OF THE FUNDS

               Class A shares of both Funds are sold to investors at the net asset value next determined after a purchase order becomes effective (as described below) plus a varying initial sales charge (the "public offering price"). The sales charge applied to a purchase of Class A shares of both Funds decreases as the purchase amount increases, as described in the table of sales charges set forth in each Fund's prospectus. The maximum sales charge on investments in TGF--Class A shares is 4.00% of the public offering price (4.16% of the net amount invested) on investments of less than $100,000. The maximum sales charge on investments in Class A shares of ISTBF is 3.00% of the public offering price (3.09% of the net amount invested) on investments of less than $25,000. In addition, both Funds offer reduced initial sales charges on Class A shares under certain circumstances, for example, as a result of a cumulative quantity discount or for shareholders who execute a Letter of Intent to purchase, within a specified time period, an amount qualifying for a reduced sales charge. Information about such discounts can be found in ISTBF's prospectus under "Qualifying for a Reduced Sales Charge," and in TGF's prospectus under "Reduced Initial Sales Charges on Class A Shares."

               Class B shares of TGF (which currently are not offered to the public) may be sold without an initial sales charge but will be subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge of up to 5% if they are redeemed within six years of purchase. Class B shares of ISTBF are offered for sale at net asset value per share, but are subject to a contingent deferred sales charge of up to 3% if they are redeemed within six years of purchase. The contingent deferred sales charge applied to Class B shares of both Funds decreases as the holding period of the shares increases.

               In addition, both Funds offer Class A shareholders a cumulative quantity discount due to rights of accumulation or for shareholders who execute a Letter of Intent to purchase, within a 13 month period, an amount qualifying for a reduced sales charge.

          SALES CHARGES AFTER THE REORGANIZATION

               Notwithstanding the discussion above, no sales charge will be imposed in connection with ISTBF shareholders' receipt of TGF- -Class A shares as a result of the Reorganization. Additionally, following the Reorganization, former shareholders of ISTBF who wish to make additional purchases of TGF shares may do so without paying a front-end or deferred sales load. ISTBF shareholders who wish to purchase any other class of shares of TGF that is, or may in the future be, offered for sale to the public, subject to applicable eligibility requirements may do so in accordance with TGF's then current prospectus.












          PURCHASES OF THE FUNDS

                Shares of ISTBF may be purchased directly through ISTBF's transfer agent, IMSC, or through registered securities dealers who have a sales agreement with IMDI, ISTBF's distributor.
          ISTBF requires a minimum initial investment of $1,000, and the minimum subsequent investment in shares of ISTBF is $100. Shares of TGF may be purchased from the following entities: (a) TGF's distributor, Tocqueville Securities; (b) authorized securities dealers which have entered into sales agreements with Tocqueville Securities ("Selling Brokers"); and (c) TGF's transfer agent, State Street Bank and Trust Company. The minimum initial investment in The Tocqueville Trust is $5,000, except for 401(k), IRA, Keogh and other pension and profit sharing plan accounts where the minimum is $2,000. For example, an investor may choose to make an initial investment in TGF equal to an amount which is less than $5,000 so long as such investor's total initial investment in the Funds of The Tocqueville Trust is equal to $5,000. The minimum subsequent investment in the Trust is $1,000.

               In general, purchases of shares of ISTBF and TGF are made at the public offering price next determined after the purchase
          order is received.    In the case of TGF, a purchase order
          becomes effective upon receipt of the order by Tocqueville Securities, a Selling Broker, or the Transfer Agent. Purchase orders received prior to 4:00 p.m. New York time are priced according to the net asset value per share next determined on that day. Purchase orders received after 4:00 p.m. New York time are priced according to the net asset value per share next determined on the following day.

          EXCHANGE FEATURES OF ISTBF (PRIOR TO THE REORGANIZATION)

               Class A shares of ISTBF may be exchanged for Class A shares of another Ivy or Mackenzie fund upon payment of the difference, if any, between the sales charge applied to shares of ISTBF and the applicable sales charge for the Ivy or Mackenzie fund into which the exchange is being made. The additional sales charge will be waived for shares that have been invested for a period of 12 months or longer. No initial sales charge is assessed at the time of an exchange of Class A shares of ISTBF for shares of Ivy Money Market Fund. Class B shares of ISTBF may be exchanged for Class B shares of another Ivy or Mackenzie Fund on the basis of the relative net asset value per Class B share, without the payment of any contingent deferred sales charge that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of ISTBF may also exchange their Class B shares for shares of Ivy Money Market Fund. Class B shareholders exercising the exchange privilege remain subject to ISTBF's contingent deferred sales charge schedule (or period) following the exchange if such schedule is higher (or such period is longer) than the contingent deferred sales charge schedule (or period) that applies to the Ivy or Mackenzie Fund into which the exchange is being made. ISTBF's Class B shares convert automatically into Class A shares of ISTBF after a period of eight years, based on the relative net asset value of such shares at the time of conversion. For purposes of both the conversion feature and computing the contingent deferred sales charge that may be payable upon the redemption of Class B shares acquired through an exchange (prior to conversion), the holding period of the outstanding Class B shares of ISTBF will be "tacked" onto the holding period of the new Ivy/Mackenzie Class B shares. ISTBF shares acquired through reinvested dividends will not be assessed a sales charge if subsequently exchanged into another Ivy or Mackenzie fund.

          EXCHANGE FEATURES OF TGF CLASS A SHARES

               Subject to certain conditions, Class A shares of TGF (and Class B shares, when offered to the public) may be exchanged for Class A and Class B shares, respectively, of another fund of The Tocqueville Trust at such fund's then current net asset value.
          No initial sales charge is imposed on the Class A shares being acquired, and no contingent deferred sale charge is imposed on the Class B share being redeemed, through an exchange. The dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through the exchange.

          REDEMPTIONS OF THE FUNDS

               Shares of both Funds may be redeemed in accordance with the procedures described in each Fund's prospectus. If the shares being redeemed were purchased by check, payment may be delayed for the minimum time needed to verify that the purchase check has been honored. This is not normally more than 15 days from the time of receipt of the check.

                                 RISK CONSIDERATIONS

               Because of similarities in the Funds' investment objectives and restrictions, the risks of investing in ISTBF are similar to the risks of investing in TGF. There are significant differences between the Funds, however, and the risks of investing in either Fund vary to the degree that their investment objectives, policies and restrictions vary.

               OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. Subject to the limitations in their prospectuses, both of the Funds may write covered call options and for hedging may purchase and sell futures contracts and options thereon. TGF may enter into futures contracts which provide for the future acquisition or delivery of fixed income securities or which are based on indexes of fixed income securities. This investment technique is designed only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the TGF's portfolio securities or adversely affect the prices of long-term bonds which are intended to be purchased at a later date. TGF may also purchase options on futures contracts for hedging purposes.

               Investors should be aware that the risks associated with the use of options and futures are considerable. Options and futures transactions generally involve a small investment of cash relative to the magnitude of the risk assumed, and therefore could result in a significant loss. For example, a liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed and the fund would remain obligated to meet margin requirements until the position is closed. In addition, there may be an imperfect correlation between price movements in the securities on which the futures or options contract is based and in the fund's portfolio securities being hedged. Successful use of futures or options contracts is further dependent on the ability of the Fund's manager to predict correctly price movements in the securities being hedged, and no assurance can be given that its judgment will be correct. For further information regarding the Funds' options and/or futures transactions and their attendant risks, see each Fund's prospectus and statement of additional information.

               FOREIGN SECURITIES. Both Funds may invest in the securities of foreign issuers. However, TGF may not invest in securities of foreign issuers other than in accordance with its investment objective and policies, if as a result TGF would then have more than 25% of its total assets (taken at current value) invested in such foreign securities. In any event, TGF does not currently intend to invest in the securities of foreign issuers.

               Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. In many foreign countries there is less regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. For example, foreign companies are not generally subject to uniform accounting and financial reporting standards, and foreign securities transactions may be subject to higher brokerage costs. There also tends to be less publicly available information about issuers in foreign countries, and foreign securities markets of many of the countries in which the Funds may invest may be smaller, less liquid and subject to greater price volatility than those in the United States. Securities issued in emerging market countries, such as Latin America and certain eastern European countries, may be even less liquid and more volatile than securities of issuers operating in more developed economies (e.g., countries in other parts of Europe). Generally, price fluctuations in a Fund's foreign security holdings are likely to be high relative to those of securities issued in the United States. Other risks include the possibility of expropriation, nationalization or confiscatory taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, difficulties in enforcing foreign judgments, political or social instability, or other developments that could adversely affect the Funds' foreign investments. Investors should also be aware that many emerging markets countries have experienced and continue to experience high rates of inflation, which can create a negative interest rate environment and erode the value of outstanding financial assets in those countries.

               DEBT SECURITIES. ISTBF may invest in investment-grade debt securities as well as in corporate debt securities considered medium or lower grade (commonly referred to as "high yield" or "junk" bonds). "Investment grade" debt securities are those rated Aaa, Aa, A or Baa by Moody's Investors Services, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") at the time of purchase). TGF may not invest in corporate debt securities.

               Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay interest is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).

               Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities, are considered to have predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. While high yield debt securities are likely to have some quality and protective characteristics, these qualities are largely outweighed by the risk of exposure to adverse conditions and other uncertainties. Accordingly, investments in such securities, while generally providing for greater income and potential opportunity for gain than investments in higher-rated securities, also entail greater risk (including the possibility of default or bankruptcy of the issuer of such securities) and generally involve greater price volatility than securities in higher rating categories. IMI seeks to reduce risk through diversification (including investments in foreign securities), credit analysis and attention to current developments and trends in both the economy and financial markets. Should the rating of a portfolio security be downgraded, IMI determines whether it is in ISTBF's best interest to retain or dispose of the security












          (unless the security is downgraded below the rating of C, in which case IMI ordinarily disposes of the security based on then existing market conditions).

               MORTGAGE-BACKED SECURITIES. Both of the Funds may invest in mortgage-backed securities in accordance with their stated investment objectives and policies. Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security (generally referred to as "prepayment risk"). Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life (generally referred to as "extension risk"). Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, the market value of mortgage-backed securities may decline during periods of declining interest rates.

               For a further discussion of the investment techniques and risk factors that apply to the Funds, see "Comparison of Investment Objectives, Policies and Restrictions," below, and the discussion under the captions "Investment Objective, Policies and Risks" and "Additional Investment Policies and Risk
          Considerations" in the Funds' prospectuses.

            COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

          INVESTMENT OBJECTIVES:

               ISTBF, an open-end, diversified management investment company, seeks a high level of current income consistent with a high degree of principal stability. TGF, also an open-end, diversified management investment company, seeks to provide high current income consistent with the maintenance of principal and liquidity through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government.

          PRIMARY INVESTMENTS:

               U.S. GOVERNMENT SECURITIES: ISTBF normally invests at least 65% of total assets in short-term U.S. Government securities, including (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans). Under normal circumstances, GNMA certificates are expected to provide higher yields than U.S. Treasury securities of comparable maturity. Although stated maturities on GNMA certificates generally range from 25 to 30 years, effective maturities are usually shorter due to the prepayment of the underlying mortgages by homeowners. On average, GNMA certificates are repaid within 12 years and so are classified as intermediate-term securities. Although ISTBF may purchase individual securities with a greater maturity, the dollar-weighted average maturity of ISTBF's portfolio may not exceed three years. Whenever in IMI's judgment abnormal market or economic conditions warrant, ISTBF may, for temporary defensive purposes, invest without limit in short-term U.S. Government Securities (maturing in 13 months or less).

               In pursuit of its objective, TGF intends to invest at least 65% of its assets in short and intermediate-term securities backed by the full faith and credit of the U.S. Government. Also, at least 50% of TGF's assets will be invested in U.S. Treasury bills, notes and bonds. The dollar-weighted average maturity of TGF is expected to range from 0 to 12 years. The balance of TGF's assets may be invested in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government, as well as in repurchase agreements collateralized by such securities. TGF may also invest in bond (interest rate) futures and options to a limited extent.

               MORTGAGE-BACKED SECURITIES: ISTBF may invest in mortgage pass-through securities (such as adjustable rate mortgage securities, or "ARMs"). ISTBF may also invest in collateralized mortgage obligations ("CMOs"), which are securities that are collateralized by the original mortgage loan (or mortgage pass-through security) and that redirect the cash flow of such loan (or pass-through security) to the individual bond holder(s). TGF may invest up to 35% of its assets in GNMA pass-through certificates. TGF may also invest up to 35% of its assets in (i) fixed rate or adjustable rate mortgage-backed securities issued or guaranteed by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (ii) CMOs. TGF will limit investments in CMOs to 10% of its portfolio, and may only invest in CMOs that are backed by the full faith and credit of the U.S. Government, FNMA or FHLMC and are determined not to be "high-risk" under guidelines issued by the Federal Financial Institutions Examination Council ("FFIEC").

               DEBT SECURITIES: ISTBF may invest up to 35% of its assets in "investment-grade" debt securities (i.e., those rated Aaa, Aa, A or Baa by Moody's Investors Services, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") at the time of purchase). ISTBF may invest less than 35% of its net assets in corporate debt securities considered medium or lower grade (commonly referred to as "high yield" or "junk" bonds). ISTBF will not invest in corporate debt securities that, at the time of investment, are rated less than C by either Moody's or S&P. TGF may not invest in corporate debt securities.

               FOREIGN SECURITIES: ISTBF may invest up to 20% of its net assets in debt securities of foreign issuers meeting the credit quality standards described above with respect to ISTBF's investments in U.S. Government Securities, including non-U.S. dollar-denominated debt securities, American Depository Receipts ("ADRs"), Eurodollar securities, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. TGF may not invest in securities of foreign issuers other than in accordance with its investment objective and policies, if as a result TGF would then have more than 25% of its total assets (taken at current value) invested in such foreign securities. In any event, TGF does not currently intend to invest in the securities of foreign issuers.

               RESTRICTED AND ILLIQUID SECURITIES: ISTBF may invest up to 10% of its net assets in illiquid securities (including repurchase agreements of more than seven days' duration and other securities that are not readily marketable or which have a limited trading market), up to 50% of which (or 5% of ISTBF's net assets) may be securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 ("Restricted Securities"). TGF will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. TGF may purchase Restricted Securities without regard to the limitation on investments in illiquid securities, provided that a determination is made that such securities have a readily available trading market.

               OPTIONS TRANSACTIONS AND FUTURES CONTRACTS: ISTBF can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as selling call options and purchasing put and call options on U.S. government securities, interest rate futures, foreign currency futures and foreign currencies that are traded on an exchange or board of trade. IMI can use these practices to adjust the risk and return characteristics of ISTBF's portfolio of investments. ISTBF may only engage in transactions in interest rate futures, currency rate futures and options on interest rate futures and currency futures contracts for hedging purposes. TGF may write covered call options on optionable securities or stock indices of the types in which it is permitted to invest from time to time as TAM determines is appropriate in seeking to attain TGF's objective. TGF may write (sell) covered call options in order to hedge against changes in the market value of the TGF's securities caused by fluctuating interest rates. TGF will not write covered call options for speculative purposes. TGF will receive a premium for writing a covered call option, which increases TGF's return in the event the option expires unexercised or is closed out at a profit. TGF may enter into futures contracts which provide for the future acquisition or delivery of fixed income securities or which are based on indexes of fixed income securities. This investment technique is designed only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the TGF's portfolio securities or adversely affect the prices of long-term bonds which are intended to be purchased at a later date. TGF may also purchase options on futures contracts for hedging purposes.

               REPURCHASE AGREEMENTS: ISTBF may enter into repurchase agreements, but will not enter into repurchase agreements with more than seven days to maturity if, as a result, more than 10% of ISTBF's net assets would be invested in illiquid securities that include such repurchase agreements. TGF may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for TGF.
          TGF will receive interest from the institution until the time when the repurchase is to occur. TGF will always receive collateral (i.e., U.S. Government obligations or obligations of its agencies or instrumentalities, or short-term money market securities) acceptable to it whose market value is equal to at least 100% of the amount invested by the TGF, and TGF will make payment for such securities only upon the physical delivery or evidence of book entry transfer to the account of its custodian. TGF will not invest in repurchase agreements with maturities in excess of seven days.

               COMMON STOCKS: ISTBF may invest up to 5% of its net assets in dividend paying common stocks (including adjustable rate preferred stocks). TGF may, but currently does not intend to make such investments.

               ZERO COUPON BONDS AND "WHEN-ISSUED" SECURITIES: ISTBF may invest in zero coupon bonds in accordance with ISTBF's credit quality standards and securities sold on a"when-issued" or firm-commitment basis. TGF may, but currently does not intend to make such investments.

               LENDING OF PORTFOLIO SECURITIES: ISTBF may lend its portfolio securities to increase current income. TGF may not make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets.

               BORROWING: Neither Fund may borrow money in excess of 10% of the value of its total assets from banks. TGF may not purchase securities while borrowings exceed 5% of the value of its total assets.












               CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND COMMERCIAL
          PAPER: ISTBF may invest in certificates of deposit, banker's acceptances and commercial paper rated Prime-A by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aa or better by Moody's or AA or better by S&P. TGF does not currently intend to make such investments.

          INVESTMENT RESTRICTIONS:

               FUNDAMENTAL INVESTMENT RESTRICTIONS. The following fundamental policies and investment restrictions have been adopted by the Funds and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting securities of a Funds, as defined by the Investment Company Act of 1940, as amended ("the 1940 Act"):

               - DIVERSIFICATION: Neither Fund may, with respect to 75% of its total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer;

               - REAL ESTATE, COMMODITIES, AND COMMODITY CONTRACTS. Neither Fund may buy or sell real estate, commodities, or commodity contracts, except either Fund may purchase or sell futures or options on futures, and ISTBF may purchase and sell (a) securities that are secured by real estate and (b) securities of issuers that invest or deal in real estate. ISTBF may not invest in real estate mortgage loans.

               - OIL, GAS AND MINERALS. ISTBF may not invest in interests in oil, gas and/or mineral exploration or development programs. TGF may not invest in precious metals other than in accordance with its investment objective and policy, if as a result it would have more than 10% of its total assets invested in such precious metals. (TGF's policies regarding oil and gas are listed as non-fundamental investment restrictions.)

               - EXERCISING CONTROL. ISTBF may not invest in securities for the purpose of exercising control over or management of the issuer. TGF has a similar "non-fundamental" policy.

               - JOINT INVESTMENT ACCOUNTS. ISTBF may not participate on a joint or a joint and several basis in any trading account in securities. TGF may not participate in a joint investment account.













               - OWNERSHIP OF VOTING SECURITIES. ISTBF may not purchase the securities of any one issuer if, immediately after such purchase, ISTBF would own more than 10% of the issuer's outstanding voting securities. TGF may not, with respect to 75% of the value of its assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 10% of the outstanding voting securities of any one issuer would be owned by TGF.

               - PURCHASING SECURITIES ON MARGIN. ISTBF may not purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. TGF has a similar "non-fundamental" policy.

               - LOANS. Neither Fund may make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, or (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets.

               - BORROWING. Neither Fund may borrow money in excess of 10% of the value of a their total assets from banks. ISTBF must repay all outstanding borrowings before any additional investments are made. TGF may not purchase securities while borrowings exceed 5% of the value of its total assets.

               - INDUSTRY CONCENTRATION. Neither Fund may concentrate its investments in particular industries. No more than 25% of the value of either Fund's assets will be invested in any one industry.

               - UNDERWRITING SECURITIES. Neither Fund may underwrite securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws.

               - SENIOR SECURITIES. Neither Fund may issue senior securities.

               NON-FUNDAMENTAL INVESTMENT RESTRICTIONS: The following restrictions are non-fundamental and may be changed by each Fund's Board of Trustees, to the extent permitted by applicable law, regulation or regulatory policy.

               - SHORT SALES. Neither Fund will make short sales of securities, other than short sales "against the box," except to the extent provided otherwise in its prospectus or statement of additional information.












               - UNSEASONED ISSUERS. ISTBF will not purchase a security if, as a result, it would have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old. TGF will not invest more than 10% of its total assets in the securities of any company which, including its predecessors, has not been in the business for at least three years.

               - OFFICER AND TRUSTEE OWNERSHIP INTERESTS. Neither Fund will purchase or retain securities of an issuer when one or more officers and Trustees of the Fund or of the Fund's Investment Advisor (or, in the case of TGF, a person owning more than 10% of the shares of either) own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer.

               - ILLIQUID SECURITIES. Neither Fund will invest more than 10% if its total net assets in illiquid securities.

               - OTHER INVESTMENT COMPANIES. Neither Fund will purchase the securities of any other investment company, if the purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

               - OIL, GAS AND MINERALS. ISTBF will not purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs). TGF will not purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

               - PURCHASING SECURITIES ON MARGIN. TGF will not purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, and except to the extent provided otherwise in its prospectus or statement of additional information.

               - EXERCISING CONTROL. TGF will not invest for purposes of exercising control or management.













               - FOREIGN SECURITIES. TGF will not invest in securities of foreign issuers other than in accordance with its investment objective and policy, if as a result TGF would then have more than 25% of its total assets (taken at current value) invested in such foreign securities.

               - WARRANTS. TGF will not invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of TGF's net assets.

               - REAL ESTATE LIMITED PARTNERSHIP INTERESTS. ISTBF may not purchase or sell real estate limited partnership interests. TGF's policies with respect to Real Estate Limited Partnership Interests are described in the paragraph below.

               In addition to the foregoing restrictions, each Fund has adopted certain operating policies in order to comply with federal and state statutes and/or regulatory policies. Specifically, ISTBF treats securities eligible for resale under Rule 144A of the Securities Act of 1933 as subject to ISTBF's restriction on investing in Restricted Securities (see "Restricted and Illiquid Securities" under "Primary Investments," above), unless ISTBF's Board determines that such securities are liquid. In addition, as a matter of operating policy, TGF will not (i) invest in oil, gas and other mineral leases; (ii) purchase or sell real property, including limited partnership interests; and (iii) invest more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange nor more than 5% of its net assets in warrants.
          Although these policies are not fundamental and may be changed by The Tocqueville Trust's Board of Trustees without shareholder approval, these policies will remain in effect until the federal government or a state either amends or appeals applicable statues and regulatory policies.

               Whenever an investment policy or investment restriction set forth in either Fund's prospectus or statement of additional information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund's net assets or other circumstances is not considered a violation.

                         INFORMATION ABOUT THE REORGANIZATION

          REASONS AND PURPOSES













               The Reorganization has been recommended by the Board of Trustees of ISTBF as a means of combining similar investment companies with similar investment objectives and policies to attempt to achieve enhanced investment performance and distribution capability, as well as certain economies of scale and attendant savings in costs to the Funds and their shareholders. Achievement of these goals cannot, of course, be assured. For the reasons set forth below, IMI has recommended to the Board of Trustees of Ivy Fund that the assets of ISTBF be combined with those of TGF. The Board of Trustees of ISTBF has unanimously approved the Reorganization and recommends that shareholders of ISTBF vote in favor of it.

               In determining whether to recommend that the shareholders of ISTBF vote to approve the Reorganization, the Board of Trustees, with the assistance and advice of legal counsel, inquired into a number of matters and considered, among other factors: (a) the fees and expense ratios of both ISTBF and TGF; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders in each Fund; (e) the costs that would be incurred by the Funds as a result of the Reorganization; and (f) the tax consequences of the Reorganization.

               The Board of Trustees has determined that the Reorganization may permit the shareholders of ISTBF to pursue substantially the same investment goals in a somewhat larger fund. At its current size, Management does not believe the ISTBF offers shareholders the most efficient vehicle for pursuing their investment goals. Managing a fund with a larger asset base could give the investment adviser greater investment flexibility and the ability to select a larger number of portfolio securities with the attendant benefits of increased diversification.

               Additionally, Management has determined that if the Reorganization is not consummated, and ISTBF continues as an Ivy Fund, ISTBF expenses will probably increase in part because Management intends to eliminate the current voluntary expense reimbursement arrangement.

          AGREEMENT AND PLAN OF REORGANIZATION

               The following summary of the proposed Agreement and Plan of Reorganization (the "Plan") is qualified in its entirety by reference to the Plan attached to this Proxy Statement/Prospectus as Exhibit A. The Plan provides that TGF will acquire all or substantially all of the assets of ISTBF in exchange solely for TGF--Class A shares and the assumption by TGF of certain identified liabilities of ISTBF on the closing date (the "Closing Date"), or such later date as provided in the Plan. The Closing Date is expected to be on or about November 22, 1996.













               The Board of Trustees of Ivy Fund, on behalf of ISTBF, and the Board of Trustees of The Tocqueville Trust, on behalf of TGF, have each determined that the interests of existing shareholders of their respective Funds will not be diluted as a result of the transactions contemplated by the Reorganization, and that participation in the Reorganization is in the best interests of shareholders of ISTBF and TGF, respectively.

               The number of full and fractional TGF--Class A shares to be issued to shareholders of ISTBF will be determined on the basis of the relative net asset values per share and aggregate net assets of TGF--Class A shares and the Class A and Class B shares of ISTBF computed as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) and after the declaration of any dividends on the business day next preceding the Closing Date (the "Valuation Date"). The net asset value per share with respect to TGF--Class A shares and Class A and Class B shares of ISTBF will be determined in each case by dividing each such Class's assets, less liabilities, by the total number of its outstanding shares. Portfolio securities of both TGF and ISTBF will be valued in accordance with the valuation policies and procedures of TGF as described under "Computation of Net Asset Value" in TGF's then current statement of additional information.

               ISTBF will endeavor to discharge all of its known liabilities and obligations prior to the Valuation Date. The liabilities assumed are expected to relate generally to expenses incurred in the ordinary course of ISTBF's operations, such as accounts payable and accrued expenses relating to custodian and transfer agency fees, legal and accounting fees, and expenses of state securities registration of ISTBF's shares. TGF will assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of ISTBF prepared on ISTBF's behalf by MIMI, as ISTBF's administrator, as of the close of regular trading on the New York Stock Exchange on the Valuation Date and in accordance with generally accepted accounting principles consistently applied from the prior audited period. TGF will assume only those liabilities of ISTBF reflected in that unaudited statement of assets and liabilities as of the Closing Date and will not assume any other liabilities.

               On or before the Closing Date, ISTBF intends to declare and pay a dividend or dividends intended to have the effect of distributing to ISTBF's shareholders all of ISTBF's net income and gain that has not been distributed previously.

               Immediately after the Closing Date, ISTBF will distribute to its shareholders of record, with respect to each class of its shares, determined as of immediately after the close of business on the Valuation Date, on a pro rata basis within that class, the full and fractional TGF--Class A shares received by ISTBF, and ISTBF will then be completely liquidated. This distribution and liquidation will be accomplished by establishing accounts in the name of ISTBF's shareholders on the share records of TGF, such accounts representing the respective pro rata number of full and fractional TGF--Class A shares attributed to those shareholders. After the Closing Date, any issued and outstanding certificates representing Class A shares and Class B shares of ISTBF will represent Class A shares of TGF [distributed to the record holders of ISTBF]. Certificates representing Class A shares and Class B shares of ISTBF will, upon presentation to the transfer agent of TGF, be exchanged for Class A shares of TGF. TGF will issue certificates representing its Class A shares only upon request.

               The consummation of the Plan is subject to the fulfillment of certain conditions set forth therein, including, among other things, approval of the Reorganization by the requisite vote of ISTBF's shareholders. (See Sections 6, 7 and 8 of the Plan attached hereto as Exhibit A.) The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by either party by resolution of the Board of Trustees of Ivy Fund, on behalf of ISTBF, or the Board of Trustees of The Tocqueville Trust, on behalf of TGF, as the case may be, if circumstances should develop that, in the opinion of the Board so resolving, make proceeding with the Plan inadvisable.

               TGF or TAM adviser shall have paid or agreed to pay the first $25,000 of costs incurred by The Tocqueville Trust and Ivy Fund in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of this Proxy Statement/Prospectus, any other state or federal qualification and registration fees, and the expenses of printing and mailing this Proxy Statement/Prospectus, soliciting proxies and holding the special meeting of ISTBF shareholders required to approve the Reorganization and all counsel fees in connection therewith, which expenses shall be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973 1 C.B. 187 (all of such costs, fees and expenses referred to as the "Reorganization Expenses"). All of the Reorganization Expenses, without considering fees and expenses of the TGF's and TAM's investment adviser's counsel and accountants, in excess of $25,000, shall be paid by the ISTBF's investment adviser.

               Approval of the Plan requires the affirmative vote of a majority of all of the votes entitled to be cast at the special meeting of shareholders of ISTBF. If the Reorganization is not approved by ISTBF's shareholders, the Board of Trustees of Ivy Fund, on behalf of ISTBF, will consider other possible courses of action, including continuing to operate ISTBF as it presently operates, terminating future sales of Fund shares, or seeking shareholder approval to liquidate ISTBF.

               THE BOARD OF TRUSTEES OF IVY FUND, ON BEHALF OF ISTBF, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

          DESCRIPTION OF SHARES OF TGF












               Each TGF share issued to shareholders of ISTBF under the Plan would be fully paid and non-assessable when issued, and transferable without restriction. There would be no preemptive
          or conversion rights.   See "Comparative Information on
          Shareholder Rights" and TGF's prospectus for additional information with respect to TGF.

          FEDERAL INCOME TAX CONSEQUENCES

               The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, (the "Code"). Accordingly, pursuant to this treatment, shareholders of ISTBF would not recognize gain or loss upon the receipt of TGF--Class A shares in exchange for their Class A and Class B shares of ISTBF. The tax basis of TGF--Class A shares received would be the same as the basis of ISTBF shares surrendered. As a condition to the Closing of the Reorganization, ISTBF and TGF will receive an opinion from the law firm of Dechert Price & Rhoads to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and representations made by ISTBF and TGF.

               Shareholders of ISTBF should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. BECAUSE THE FOREGOING DISCUSSION RELATES ONLY TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION, SHAREHOLDERS OF ISTBF SHOULD ALSO CONSULT THEIR TAX ADVISERS AS TO STATE, LOCAL AND OTHER TAX CONSEQUENCES, IF ANY, OF THE REORGANIZATION.

          APPRAISAL RIGHTS

               There are no appraisal rights under Massachusetts law for a shareholder of an open-end investment company registered under the 1940 Act if the value placed on the shareholder's stock that is the subject of the transaction is its net asset value. In any event, the staff of the SEC has taken the position that any rights to appraisal arising under state law are superseded by the provisions of Rule 22c-1 under the 1940 Act, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value. A shareholder of ISTBF may redeem his or her shares at net asset value prior to the date of the Reorganization.

          BASED UPON THE BOARD OF TRUSTEES' REVIEW, THE BOARD OF TRUSTEES CONCLUDED THAT THE PARTICIPATION OF ISTBF IN THE PROPOSED REORGANIZATION WOULD BE IN THE BEST INTERESTS OF ISTBF AND ITS SHAREHOLDERS AND THAT THE REORGANIZATION WOULD NOT RESULT IN THE DILUTION OF EXISTING SHAREHOLDERS' INTERESTS. THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION.













                      PERFORMANCE INFORMATION AND CAPITALIZATION

          PERFORMANCE INFORMATION

               The following table compares the performance history of TGF and ISTBF with the Lipper Index since August 31, 1995 (TGF commenced operations August 14, 1995):
                                                       Lipper
                         TGF       ISTBF     ISTBF     Intermediate
                                                       U.S. Government
                         Class A   Class A   Class B   Index

          Total Return   3.05%     4.76%     4.18%     3.41%
          (As of 6/30/96)
          ____________________


          CAPITALIZATION

               The following table shows the capitalization (unaudited) of the Funds as of June 30, 1996, as well as the pro forma combined capitalization of both Funds assuming the Reorganization transpired as of that date:


                                   TOCQUEVILLE
                                   GOVERNMENT   IVY SHORT TERM    PRO FORMA
                                      FUND         BOND FUND      COMBINED
          CLASS A
          Net Assets                9,811,124     5,765,549      15,661,060

          Shares outstanding          986,268       592,727       1,574,201

          Net asset value per share     $9.95         $9.73           $9.95


          CLASS B
          Net Assets                      206        84,387             206

          Shares outstanding               21         8,689              21

          Net asset value per share     $9.95         $9.71           $9.95


               The Reorganization is being accounted for by TGF by the method used for a tax-free reorganization of an investment company. Under this method (sometimes referred to as a "pooling without restatement"), the aggregate net asset value of TGF-- Class A shares issued in the Reorganization will equal the combined aggregate net asset value of ISTBF Class A and Class B shares.















                    COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

               As a Massachusetts business trust, Ivy Fund is governed by its Agreement and Declaration of Trust dated December 21, 1983, as amended and restated December 10, 1992, and amendments thereto ( "Ivy's Declaration of Trust"), its By-Laws, and applicable Massachusetts law. The Tocqueville Trust is governed by its Declaration of Trust dated September 15, 1986 (the "Trust's Declaration of Trust") as amended on August 1, 1991 and August 4, 1995, its By-Laws, and applicable Massachusetts law. The business and affairs of each of Ivy Fund and The Tocqueville Trust are managed under the direction of its Board of Trustees. There are no material differences between the rights of shareholders of each Fund.

                             INFORMATION ABOUT THE FUNDS

          ISTBF:

               Information concerning the operation and management of ISTBF is incorporated herein by reference from its current prospectus dated April 30, 1996. A copy of the prospectus is available upon request and without charge by calling (800) 777-6472. Additional information is included in ISTBF's statement of additional information dated April 30, 1996, which has been filed with the SEC. A copy of that statement of additional information is available upon request and without charge by calling (800) 777-6472. Reports and other information filed by Ivy Fund, including charter documents and shareholder reports, can be inspected and copied at the Public Reference Facilities maintained by the SEC, located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Atlanta Regional Office of the Securities and Exchange Commission, 1375 Peachtree Street, N.E., Suite 788, Atlanta, Georgia 30367. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

          TGF:

               Information concerning the operation and management of TGF is included in the current prospectus dated February 28, 1996, which is included herewith and incorporated by reference herein. Additional information is included in TGF's statement of additional information dated February 28, 1996, which has been filed with the SEC and is available upon request and without charge by calling TGF at (800) 697-3863. TGF is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files proxy material, reports and other information, including charter documents, with the SEC. These reports can be inspected and copied at the Public Reference Facilities maintained by the SEC, located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Atlanta Regional Office of the Securities and Exchange Commission, 1375 Peachtree Street,












          N.E., Suite 788, Atlanta, Georgia 30367. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

          CERTAIN AFFILIATIONS:

               ISTBF: IMI serves as ISTBF's investment adviser and administrator. IMDI serves as the principal distributor of ISTBF's shares. IMSC provides transfer and dividend-paying agent services for ISTBF, as well as shareholder and shareholder-related services. IMI, IMSC and IMDI are all located in Boca Raton, Florida and are wholly owned subsidiaries of MIMI. MIMI is a wholly owned subsidiary of MFC, which is located in Toronto, Ontario, Canada.

               TGF: TAM serves as investment adviser to TGF. Tocqueville Securities L.P. is TGF's distributor, and is an affiliate of TAM.

          SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS:

               ISTBF does not, as a general matter, hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders should send such proposals to the principal executive offices of Ivy Fund, located at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432. It is suggested that proposals be submitted by certified mail, return receipt requested.

          OTHER BUSINESS:

               The Trustees of Ivy Fund know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in accordance with the judgment of persons named as proxies.

               If you cannot attend the Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

               THE TRUSTEES OF IVY FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN OF
          REORGANIZATION, AND ANY UNMARKED PROXIES WILL BE SO VOTED.

                                  VOTING INFORMATION

               Proxies from the shareholders of ISTBF are being solicited by the Board of Trustees of Ivy Fund, on behalf of ISTBF, for the Special Meeting of Shareholders to be held at 10:00 a.m. Eastern time on November 15, 1996, at the Trust's offices at Via Mizner












          Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, or at such later time made necessary by adjournment. A proxy may be revoked at any time at or before the Meeting by oral or written notice to the Secretary of ISTBF or by voting in person at the Meeting. Unless revoked, all properly executed proxies received in time for the Meeting will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization.

               Proxies are to be solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers, employees or agents of IMI and its affiliates. Shareholder Communications Corp. has been retained to assist in the solicitation of proxies in connection with the Reorganization. For its services, Shareholder Communications Corp. will be paid a fee expected to equal approximately $1,500 and will be reimbursed for its related expenses.

               Shareholders of ISTBF of record at the close of business on September 27, 1996 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of ISTBF outstanding at the close of business on the Record Date and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

               As of September 27, 1996, as shown on the books of ISTBF, there were issued and outstanding 609,076.783 Class A shares of common stock of ISTBF and 7,001.439 Class B shares of common stock of ISTBF. As of September 27, 1996, as shown on the books of TGF, there were issued and outstanding 959,620.821 shares of beneficial interest of TGF.

               For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present, but which have not been voted. Broker "non-votes" are proxies received by ISTBF from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner(s) or other person(s) entitled to vote nor has discretionary power to vote on a particular matter. Abstentions and broker "non-votes" will have the effect of a vote AGAINST the proposed Plan and Reorganization, which proposal requires the affirmative vote of a majority of all of the votes entitled to be cast at the Meeting.

               In the event that a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Plan in favor of such an adjournment and will vote those proxies that they are required to vote AGAINST the Plan against any such adjournment.

               The votes of the shareholders of TGF are not being solicited, because their approval or consent is not necessary for the Reorganization to take place.

               As of September 30, 1996, the officers and Trustees of Ivy Fund as a group owned beneficially less than 1% of the outstanding shares of TGF, and to the best knowledge of Ivy Fund, as of June 30, 1996, no person owned of record or beneficially 5% or more of TGF's outstanding Class A shares.

               As of September 30, 1996, the Officers and Trustees of Ivy Fund as a group owned none of the outstanding Class A or Class B shares of ISTBF. To the knowledge of Ivy Fund, as of September 30, 1996, no shareholder owned beneficially or of record 5% or more of ISTBF's total outstanding shares, except that Prestige Bank FSB, 710 Old Clairton Road, Pittsburg, PA 15236, owned of record 134,178.601 shares (21.91%), and First National Bank of Assumption, Carl C. Corzine, President, 141 N. Chestnut St., P.O. Box 197, Assumption, IL 62510, owned of record 60,273.000 shares (9.84%) and Colchester Financial Ltd., P.O. Box 699, Blanco, TX 78606, owned of record 40,559.440 shares (6.62%).

               In addition, to the knowledge of the Ivy Fund, as of September 30, 1996, no shareholder owned beneficially or of record 5% or more of ISTBF's outstanding shares in each class, except that of the outstanding Class A shares of ISTBF, Prestige Bank FSB, 710 Old Clairton Road, Pittsburgh, PA 15236, owned of record 134,178.601 shares (21.91%), First National Bank of Assumption, Carl C. Corzine, President, 141 N. Chestnut Street, P.O. Box 197, Assumption, IL 62510, owned of record 60,273.000 shares (9.95%), and Colchester Financial Ltd., P.O. Box 699, Blanco, TX 78606, owned of record 40,559.440 shares (6.62%), and except that of the outstanding Class B shares of ISTBF, Marjorie
          S. Fraser, 184 Euclid Avenue, Hamburg, NY 14075, owned of record 2,161.011 shares (30.77%), Kenneth H. and Carmen M. Luk, trustee of the Luk Revocable Trust, U/A/D 12-18-92, 7151 N. 3rd Street, Phoenix, AZ 85020, owned of record 1,182.938 shares (16.84%), Carole Jane Champagne, 236 Davis Avenue, Greenwich, CT 06830, owned of record 734.605 shares (10.46%), First Trust Corp. Cust. IRA FBO: Ralph V. Gerrard U/A/D 10-11-94, P.O. Box 173301, Denver, CO 80217-3301, owned of record 634.320 shares (9.03%), First Trust Corp. Cust. IRA FBO: Marilyn H. Roeters U/A/D 5-14-92, P.O. Box 173301, Denver, CO 80217-3301 owned of record
          580.632 shares (8.26%), Rita N. Dillon, trustee of the Rita N. Dillon Trust, U/A/D 02/18/92, P.O. Box 1025, Ponte Verde, FL 32004, owned of record 497.066 shares (7.07%), and First Trust Corp. Cust. IRA FBO: Linda L. Stempel U/A/D 10-4-94, P.O. Box













          173301, Denver, CO 80217-3301, owned of record 458.039 shares
          (6.52%).

                                      EXHIBIT A




                         AGREEMENT AND PLAN OF REORGANIZATION

               THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day __________, 1996, by and between The Tocqueville Trust ("Tocqueville Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, on behalf of The Tocqueville Government Fund (the "Acquiring Fund"), a series of Tocqueville Trust, and Ivy Fund, a business trust organized under the laws of the Commonwealth of Massachusetts, on behalf of Ivy Short-Term Bond Fund (the "Acquired Fund"), a series of Ivy Fund.

               This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of all of the identified and stated liabilities as of the Effective Time (defined below) of the Acquired Fund in exchange solely for full and fractional voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth.

               WITNESSETH:

               WHEREAS, each of Tocqueville Trust and Ivy Fund is a registered, open-end management investment company, with Ivy Fund offering its shares of beneficial interest in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities) and Tocqueville Trust offering its shares of beneficial interest in a single series at the current time;

               WHEREAS, the Acquired Fund offers Class A, Class B, and Class I shares and the Acquiring Fund offers Class A and Class B shares;

               WHEREAS, the Acquiring Fund has ceased offering Class B shares, and is converting the existing outstanding Class B shares into Class A shares;












               WHEREAS, there are no Class I shares of the Acquired Fund outstanding and the Acquired Fund has ceased offering Class I shares;

               WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

               WHEREAS, Tocqueville Asset Management L.P., the Acquiring Fund's investment adviser, wishes to effect the Reorganization;

               WHEREAS, the Board of Trustees of each of the Acquired Fund and the Acquiring Fund has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the identified and stated liabilities of the Acquired Fund as of the Effective Time by the Acquiring Fund is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund, respectively; and

               WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies and increased portfolio diversification and synergies.

               NOW, THEREFORE, in consideration of the promises and of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

          1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND SOLELY IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL IDENTIFIED AND STATED LIABILITIES OF THE ACQUIRED FUND AS OF THE EFFECTIVE TIME, AND THE LIQUIDATION OF THE ACQUIRED FUND

               1.1 Subject to the requisite approval by Acquired Fund shareholders and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets as set forth in
          Section 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined in accordance with Article 2, and (b) to assume all of the identified and stated liabilities of the Acquired Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the "Effective Time").

               1.2 (a)   The assets of the Acquired Fund to be acquired by
          the Acquiring Fund shall consist of all or substantially all of the Acquired Fund's property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by the Acquired Fund as of the Effective Time. All of such assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "Effective Time Statement"). The Effective Time Statement shall, with respect to the listing of the Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principals (except for footnotes) consistently applied from the prior audited period and shall be certified by the Acquired Fund's treasurer.

                   (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities in the ordinary course of its business and, subject to Section 5.1, to acquire additional securities in the ordinary course of its business.

               1.3 The Acquiring Fund shall assume all of the identified and stated liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) reflected in the Effective Time Statement. The Acquiring Fund shall assume only those liabilities of the Acquired Fund in the amounts reflected on the Effective Time Statement and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued.

               1.4 Immediately after the transfer of assets provided for in Section 1.1 and the assumption of liabilities provided for in
          Section 1.3, and pursuant to the plan of reorganization adopted herein, the Acquired Fund will distribute pro rata (as provided in Article 2) to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "Acquired Fund Shareholders"), the Acquiring Fund shares received by the Acquired Fund pursuant to Section 1.1, and all other assets of the Acquired Fund, if any. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued.
          Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent those numbers and classes of Acquiring Fund Shares after the Effective Time as determined in accordance with Article












          2. Unless requested by Acquired Fund shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares issued in connection with such exchange.

               1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's Prospectus and Statement of Additional Information as in effect as of the Effective Time, except that no front-end sales charges will be incurred by Acquired Fund Shareholders in connection with their acquisition of Acquiring Fund Shares pursuant to this Agreement, and, after the Reorganization, no front-end sales charges or deferred sales charges will be incurred by former holders of Acquired Fund Shares when purchasing additional Acquiring Fund Shares for their existing account with the Acquiring Fund. In addition, the Acquiring Fund's operating expense ratio will be capped at 1.0% for its Class A shares for at least the first three years following the reorganization.

               1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

          2.   VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

               The Acquiring Fund shall issue Class A shares in exchange for the assets and liabilities of the Acquired Fund which are allocable to its Class A and Class B shares in accordance with the following procedure:

               2.1 The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A shares shall be computed as of the Effective Time and after the declaration of any dividends or distributions on that date using the valuation procedures set forth in their respective declarations of trust and bylaws, their then-current Prospectuses and Statements of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

               2.2 (a)   The total number of Class A Acquiring Fund shares
          to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class A shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's













          Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

                    (b) The total number of Class A Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of the Acquired Fund which are allocable to the Acquired Fund's Class B shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

               2.3 Immediately after the Effective Time, the Acquired Fund shall distribute to the Acquired Fund Shareholders of the respective classes in liquidation of the Acquired Fund pro rata within classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of such classes immediately prior to the Effective Time) the full and fractional Class A Acquiring Fund Shares received by the Acquired Fund pursuant to Section 2.2. Accordingly, each Class A Acquired Fund Shareholder shall receive, immediately after the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; and each Class B Acquired Fund Shareholder shall receive, immediately after the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

          3.   EFFECTIVE TIME; CLOSING

               3.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time), and after the declaration of any dividends or distributions on such date, on the fourth business day following the date on which this Agreement and the transactions contemplated herein have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square,












          Boston, Massachusetts 02109, or at such other place as the parties may agree.

               3.2 The Acquired Fund shall deliver at the Closing its written instruction to the custodian for the Acquired Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to the Acquiring Fund all of the Acquired Fund's portfolio securities, cash, and any other assets to be acquired by the Acquiring Fund pursuant to this Agreement.

               3.3 In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have ben fully resumed and reporting shall have been restored.

               3.4 The Acquired Fund shall deliver at the Closing a certificate of its transfer agent stating that the records maintained by the transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund shareholders and the numbers and classes of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein.

               3.5 At the Closing, each party to this Agreement shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other similar documents as such other party or its counsel may reasonable request.

          4.   REPRESENTATIONS AND WARRANTIES

               4.1 The Acquired Fund represents and warrants to the Acquiring Fund as follows:

               (a) Ivy Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its declaration of trust to own all of its properties and assets and to carry on its business as it is now conducted;

               (b) Ivy Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Ivy Fund












          (including the Acquired Fund shares) under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

               (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and any other applicable laws, said registrations, including any periodic reports or supplemental filings, are complete and current in all material respects; all fees required to be paid in connection with such registrations have been paid; and the Acquired Fund is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

               (d) The Prospectus and Statement of Additional Information of the Acquired Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

               (e) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Ivy Fund's declaration of trust or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, except as previously disclosed to the Acquiring Fund in writing;

               (f) Except as previously disclosed to the Acquiring Fund in writing, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

               (g) The Statement of Assets and Liabilities of the Acquired Fund as of the end of its most recently concluded fiscal year has been audited by Coopers & Lybrand L.L.P., independent accountants, and is in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statement (a copy of which as been furnished to the Acquiring
          Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known material contingent liabilities of the Acquired Fund required to be reflected on a balance sheet













          (including notes thereto) in accordance with GAAP as of such date not disclosed therein;

               (h) Since the end of the Acquired Fund's most recently concluded fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund shareholders, shall not constitute such a material adverse change;

               (i) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

               (j) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

               (k) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders could, under certain circumstances, be held personally liable for obligations of Ivy Fund). All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, and there is not outstanding any security convertible into any Acquired Fund shares (other than Class B shares which automatically convert to Class A shares after a specified period);

               (l) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

               (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Acquired Fund's Board of Trustees, and, subject to the approval of the Acquired Fund shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

               (n) The information to be furnished by and on behalf of the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

               (o) All information pertaining to the Acquired Fund, Ivy Fund, and their agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by the Acquired Fund, Ivy Fund or their agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make statements therein, in light of the circumstance under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

               (p) Since the end of the Acquired Fund's most recently concluded fiscal year, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

               (q) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately in all material respects the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's declaration of trust and bylaws, its then-current












          Prospectus and Statement of Additional Information, and as may be required by the 1940 Act. At the Effective Time, the Acquired Fund will have no liabilities, whether absolute or contingent, accrued and unaccrued, which are not reflected in the Effective Time Statement.

               4.2 The Acquiring Fund represents and warrants to the Acquired Fund as follows:

               (a) Tocqueville Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its declaration of trust to own all of its properties and assets and to carry on its business as it is now conducted;

               (b) Tocqueville Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Tocqueville Trust (including the Acquiring Fund Shares) under the 1933 Act, is in full force and effect;

               (c) Shares of the Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and any other applicable laws; said registration, including any periodic reports or supplemental filings, are complete and current; all fees required to be paid in connection with such registrations have been paid; and the Acquiring Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

               (d) The Prospectus and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

               (e) The Acquiring Fund is not, and the execution, delivery and performance of the Agreement will not result, in a violation of its declaration of trust or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

               (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of the Acquiring Fund's knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

               (g) The Statement of Assets and Liabilities of the Acquiring Fund as of the end of its most recently concluded fiscal year has been audited by McGladrey & Pullen, LLP, independent accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known material contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including notes thereto) in accordance with GAAP as of such date not disclosed therein;

               (h) Since the end of the Acquiring Fund's most recently concluded fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute such a material adverse change;

               (i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

               (j) For each taxable year of its operation, the Acquiring Fund as met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

               (k) All issued and outstanding shares of the Acquiring Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders could, under certain circumstances, be held personally liable for obligations of Tocqueville Trust). The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this












          Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of Tocqueville Trust). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, and there is not outstanding any security convertible into any Acquiring Fund shares (other than Class B shares which automatically convert to Class A shares after a specified period);

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Tocqueville Trust's Board of Trustees, and at the Effective Time this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws related to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by the Agreement does not require the approval of the Acquiring Fund's shareholders;

               (m) The information to be furnished by and on behalf of the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

               (n) Since the end of the Acquiring Fund's most recently concluded fiscal year, there have been not material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund; and

               (o) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund, Ivy Fund, and their agents and affiliates (or supplied by the Acquired Fund, Ivy Fund, or their agents or affiliates for inclusion in said Registration
          Statement).

          5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

               5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective time of net income and/or net realized capital gains not previously distributed).

               5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action reasonable necessary to obtain approval of the transactions contemplated herein.

               5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonable requests concerning the beneficial ownership of the Acquired Fund shares.

               5.4 Subject to the provision of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonable necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

               5.5 The parties will provide to each other information reasonably necessary for the preparation of the Registration Statement on form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act and the 1940 Act.

               5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

          6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

               The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):














               6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

               6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement;

               6.3 The Acquiring Fund shall have delivered to the Acquired Fund the certificate as to the issuance of Acquiring Fund shares contemplated by the second sentence of Section 3.4;

               6.4 The Acquiring Fund or the Acquiring Fund's investment adviser shall have paid or agreed to pay the first $25,000 of costs incurred by the Tocqueville Trust and Ivy Fund in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above, any other state or federal qualification and registration fees, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the Acquired Fund shareholder meeting required to approve the transactions contemplated by this Agreement and all counsel fees in connection therewith, which expenses shall be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973 1 C.B. 187 (all of such costs, fees and expenses referred to as the "Reorganization Expenses"). All of the Reorganization Expenses, without considering fees and expenses of counsel and accountants to the Acquiring Fund and the Acquiring Fund's investment adviser, in excess of $25,000, shall be paid by the Acquired Fund's investment adviser.

               6.5 The Acquired Fund shall have received an opinion from Kramer, Levin, Naftalis, Nessen, Kamen & Frankel, counsel to the Acquiring Fund, dated as of the Closing Date, to the effect that:

               (a) Tocqueville Trust has been duly organized and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts with requisite power and authority to own its properties and, to the knowledge of such counsel, to carry on its business as presently conducted;

               (b) Under federal laws and the laws of the Commonwealth of Massachusetts, this Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

               (c) The execution and delivery of this Agreement did not and the exchange of the Acquired Fund's assets for shares of the Acquiring Fund do not violate (i) the Acquiring Fund's declaration of trust or bylaws or (ii) any federal law of the United States or the laws of the commonwealth of Massachusetts applicable to the Acquiring Fund, provided, however, that such counsel may state that it expresses no opinion with respect to federal or state securities laws, other anti-fraud laws and fraudulent transfer laws; and provided further that insofar as performance by the Acquiring Fund of its obligations under this Agreement is concerned such counsel may state that it expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

               (d) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Acquiring Fund under the federal laws of the United states and the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated by this Agreement have been obtained or made.

          7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

               The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

               7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time.

               7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Effective Time Statement.

               7.3 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at the













          Effective Time, except as they may be affected by the transactions contemplated by this Agreement.

               7.4 The Acquired Fund shall have delivered to the Acquiring Fund the written instructions to the custodian for the Acquired Fund contemplated by Section 3.2.

               7.5 The Acquired Fund shall have delivered to the Acquiring Fund the certificate as to its shareholder records contemplated by the first sentence of Section 3.4.

               7.6 The Acquiring Fund shall have received an opinion from Dechert Price & Rhoads, counsel to the Acquired Fund, dated as of the Closing Date, to the effect that:

               (a) Ivy Fund has been duly organized and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts with requisite power and authority to own its properties and, to the knowledge of such counsel, to carry on its business as presently conducted;

               (b) Under federal laws and the laws of the Commonwealth of Massachusetts, this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

               (c) The execution and delivery of this Agreement did not and the exchange of the Acquired Fund's assets for shares of the Acquiring Fund do not violate (i) the Acquired Fund's declaration of trust or bylaws or (ii) any federal law of the United States or the laws of the commonwealth of Massachusetts applicable to the Acquired Fund, provided, however, that such counsel may state that it expresses no opinion with respect to federal or state securities laws, other anti-fraud laws and fraudulent transfer laws; and provided further that insofar as performance by the Acquired Fund of its obligations under this Agreement is concerned such counsel may state that it expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

               (d) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Acquired Fund under the federal laws of the United states and the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated by this Agreement have been obtained or made.













          8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

               The following shall constitute further conditions precedent to the consummation of the Reorganization:

               8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of (a) the Board of Trustees of each of the Acquiring Fund and the Acquired Fund, and (b) the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Amended and Restated Declaration of Trust, as amended, and By-Laws and applicable law, and each Fund shall have delivered certified copies of the resolutions evidencing such approvals to the other Fund. Notwithstanding anything herein to the contrary, neither the Acquiring fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

               8.2 As of the Effective Time, no action, suit or other proceeding shall be, to the knowledge of either party to this Agreement, threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

               8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

               8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

               8.5 The parties shall have received the opinion of Dechert Price & Rhoads addressed to the Acquired Fund and the Acquiring Fund, dated as of the date of the closing, and based in part on certain representations to be furnished by the Acquired Fund and the Acquiring Fund, substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement constitutes a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of Tocqueville Trust and Ivy Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

          9.   INDEMNIFICATION

               9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Acquired Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

               9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Acquiring Fund or any of its directors or officers may become subject, insofar as nay such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

          10.  ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

               10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

               10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

          11.  TERMINATION

               This Agreement and the transactions contemplated hereby may be terminated and abandoned at any time prior to the Closing:

               (a) by either party by resolution of the party's board of trustees at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party's shareholders;













               (b) by either party by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before December 31, 1996.

          12.  AMENDMENTS

               This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to Section
          5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

          13.  NOTICES

               Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund at 1675 Broadway, New York, NY 10018, Attention: President, and to the Acquired Fund at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, Attention: President.

          14.  HEADINGS; COUNTERPARTS; ASSIGNMENTS; MISCELLANEOUS

               14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               14.2 All agreements, covenants, representations and warranties made herein by the Acquired Fund, and all obligations, duties, responsibilities, rights and privileges created hereunder in the name of the Acquired Fund, and all actions that are to be taken by the Acquired Fund, shall be treated as if made, created or to be taken by Ivy Fund on behalf of the Acquired Fund. The name "Ivy Fund" is the designation of the Trustees for the time being under the Amended and Restated Declaration of Trust dated December 10, 1992, as amended. The Acquired Fund's obligations hereunder shall not be binding upon any of the Trust's trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of Ivy Fund. Any persons dealing with Ivy Fund must look solely to trust property for the enforcement of any claims against Ivy Fund. No series of Ivy Fund other than the Acquired Fund is responsible for the Acquired Fund's obligations.















               14.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

               14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

               14.5 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflict of laws thereof.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                   THE TOCQUEVILLE TRUST
                                   on behalf of
                                   THE TOCQUEVILLE GOVERNMENT FUND

                                   By ___________________________________
                                   Its __________________________________

                                   IVY FUND
                                   on behalf of
                                   IVY SHORT-TERM BOND FUND

                                   By ___________________________________
                                   Its __________________________________































                                    FORM OF PROXY

                               IVY SHORT-TERM BOND FUND
                                 a Series of Ivy Fund
                                   ________________

                           PROXY SOLICITED BY THE TRUSTEES

               The undersigned, having received Notice of the November 15, 1996 Special Meeting of Shareholders of Ivy Short-Term Bond Fund ("ISTBF"), a series of shares of Ivy Fund, and the related Proxy Statement, hereby appoints Michael G. Landry and C. William Ferris, and each of them as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares of ISTBF which the undersigned is entitled to vote at the special meeting of shareholders of ISTBF to be held at 10:00 a.m., Eastern Time, at the offices of ISTBF, Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432 and any adjournments thereof:

          UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE
          UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED
          BELOW.

          1. Approval of an Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of substantially all of the assets and the assumption of all identified and stated liabilities of ISTBF as of the closing of the reorganization by The Tocqueville Government Fund ("TGF"), in exchange for shares of beneficial interest of TGF having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of ISTBF and
               (b) the complete liquidation of ISTBF and the pro rata distribution of TGF shares to shareholders of ISTBF. Under the Plan, ISTBF's shareholders will receive Class A shares of TGF having a net asset value equal as of the effective time of the Plan to the net asset value of their Class A and Class B shares of ISTBF as described in the accompanying Proxy Statement/Prospectus.

               FOR         AGAINST           ABSTAIN

          2. In the discretion of the proxies, on any other matters that may properly come before the meeting and any adjournment or adjournments thereof.

            YOUR PROMPT ATTENTION WILL BE APPRECIATED.  PLEASE DATE, SIGN
            AND RETURN IN THE ENVELOPE PROVIDED.  NO POSTAGE REQUIRED WHEN
                MAILED IN THE UNITED STATES.  IF YOU PREFER TO USE OUR
              TELEPHONE VOTING SERVICE TO RECORD YOUR VOTE IMMEDIATELY,
             SIMPLY CALL 1-800-733-8481 Ext. 408 AND FOLLOW INSTRUCTIONS.















          (Name of Record holder)

          By: _________________________________        DATED:
          ____________________, 1996

          By: _________________________________        DATED:
          ____________________, 1996
                (If held jointly)

          Please sign this proxy exactly as your name appears on the books of the fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.



















































                         INSTRUCTIONS FOR SIGNING PROXY CARDS

               The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

               REGISTRATION                       VALID SIGNATURE

               Corporate Accounts:

               (1)  ABC Corp.                     John Doe, Treasurer
               (2)  ABC Corp., c/o John Doe            John Doe, Treasurer
               (3)  ABC Corp. Profit Sharing Plan           John Doe,
          Trustee

               Trust Accounts:

               (1)  ABC Trust                     Jane B. Doe, Trustee
               (2)  Jane B. Doe, Trustee u/t/d 12/28/78          Jane B.
                                                                 Doe,
                                                                 Trustee

               Custodial or Estate Accounts:

               (1)  John B. Smith, Cust. f/b/o
                    John B. Smith, Jr., UGMA           John B. Smith
               (2)  John B. Smith                      John B. Smith, Jr.,
                                                       Executor